Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I the undersigned Chief Financial Officer of Concrete Pumping Holdings, Inc. (the "Company") hereby certify that to my knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2021 (the “Report”) accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2021	/s/ Iain Humphries
Iain Humphries, Chief Financial Officer and Director
(principal financial and accounting officer)